Inspire Corporate Bond Impact ETF

IBD

SUMMARY PROSPECTUS

APRIL 1, 2018

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated April 1, 2018, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.inspireetf.com/fund-documents/. You can also obtain these documents at no cost by calling 877.658.9473 or by sending an email request to OrderInspireETFs@theGeminiCompanies.com.

Investment Objective: The Inspire Corporate Bond Impact ETF (the “Fund”) seeks to replicate investment results that generally correspond, before fees and expenses, to the performance of the Inspire Corporate Bond Impact Index (“Corporate Bond Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling shares of the Fund in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	1.21%
Total Annual Fund Operating Expenses	1.51%
Fee Waiver and/or Expense Reimbursement (1)	(0.90)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.61%

(1) The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2019, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.61% of Fund shares. The fee waiver and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$389	$738	$1,725
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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year period ended November 30, 2017, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies: The Fund generally will invest at least 80% of its total assets in the component securities of the Inspire Corporate Bond Impact Index (the “Index”). The index provider selects domestic corporate bonds issued by companies that have market capitalizations of $5 billion or more and are included in the S&P 500 Investment Grade Corporate Bond Index using the index provider’s Inspire Impact Score®, a proprietary selection methodology that is designed to assign a score to a particular security based on the security’s alignment with biblical values and the positive impact that company has on the world through various environmental, social and governance criterion.

The methodology removes from the investment universe the securities of any company that has any degree of participation in activities that do not align with biblical values, which are:

  abortion;
  gambling;
  alcohol;
  tobacco;
  pornography;
  the LGBT lifestyle; and
  rights violations such as association with or doing business in terrorist sponsoring countries, countries having oppressive systems of government, and countries where there are known human rights violations related to the persecution or severe discrimination against Christians, and poor labor practices.

The index provider uses software that analyzes publicly available data relating to the primary business activities, products and services, philanthropy, legal activities, policies and practices when assigning Inspire Impact Scores to a company. Two hundred fifty (250) Bonds from the top 200 issuers with the highest Inspire Impact Scores are included in the Index and are equally weighted. The Inspire Impact Scores of the securities in the Index are reviewed periodically (at least annually), and the Index is rebalanced quarterly. If, upon review, the Inspire Impact Score of a security falls below an acceptable level, the security is removed from the Index and replaced with a higher scoring security. The adviser is also the index provider.

Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in domestic corporate bonds. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of Shares and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Asset Class Risk. Securities in the Corporate Bond Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Biblically Responsible Investment Risk. The Fund invests at least 80% of its assets in the component securities of the Index which uses the Inspire Impact Score(R) and related biblical values screening criteria in selecting its component securities.  As a result of its strategy, the Index’s exclusion of securities of certain issuers for nonfinancial reasons may cause the Fund to forgo some market opportunities available to funds that do not use these criteria.  This could be due to biblically responsible companies falling out of favor with investors or failing to perform as well as companies that do not receive a favorable Inspire Impact Score(R).

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Concentration Risk. The Fund may focus its investments in securities of a particular industry to the extent the Corporate Bond Index does. Economic, legislative or regulatory developments may occur that significantly affect the industry. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular industry.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks: The Fund is structured as an ETF and as a result is subject to the special risks, including:

  Not Individually Redeemable. Shares are not individually redeemable by retail investors and may be redeemed only by the Authorized Participants at NAV only in large blocks known as “Creation Units.” A retail investor may incur brokerage costs when selling Shares.
  Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.
  Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
o	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.
o	The market price for the Shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s net asset value, which is reflected in the bid and ask price for Shares or in the closing price.
o	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Shares and the Fund’s net asset value.
o	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s net asset value.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Limited History of Operations Risk: The Fund is a new fund with a limited history of operations for investors to evaluate.

Management Risk. As the Fund may not fully replicate the Index, it is subject to the risk that investment management strategy may not produce the intended results.

Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Corporate Bond Index or the selling of shares of that security is otherwise required upon a rebalancing of the Corporate Bond Index as addressed in the Index methodology.

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Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Corporate Bond Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Corporate Bond Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Corporate Bond Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Corporate Bond Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Corporate Bond Index does not.

Performance: Because the Fund does not have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting Inspireinvesting.com or by calling 877.658.9473.

Investment Adviser: CWM Advisors, LLC dba Inspire (the “Adviser”)

Portfolio Managers: Robert Netzly, CEO of the Adviser; Darrell Jayroe, CFA®, Portfolio Manager or the Adviser; and Carlos Lopez, Jr., Deputy Portfolio Manager of the Adviser, have each served the Fund as a portfolio manager since it commenced operations in February 2017.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units, in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on NYSE Arca (the “Exchange”) and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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